UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51333 (Commission file Number)	32-0047154 (IRS Employer Identification Number)
900 North McCarthy Blvd. Milpitas CA (Address of principle executive offices)		95035 (Zip Code)
(669) 900-8000 (Registrant’s telephone no., including area code)
Not Applicable (Form Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

Silicon Graphics International Corp. (the “ Company ”) held its 2014 Annual Meeting of Stockholders on December 9, 2014 (the “ Annual Meeting ”).  As of the record date, October 17, 2014, there were issued and outstanding and entitled to vote at the Annual Meeting 34,582,559 shares of the Company's common stock.  A total of 32,479,828 shares of the Company's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

 The Company's stockholders voted on five proposals at the Annual Meeting.  The proposals are described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 24, 2014 (the “ Proxy Statement ”).  The final results of the votes regarding each proposal are set forth below.

Proposal No. 1: Election of Directors

The Company's stockholders elected the following seven persons to the Company's Board of Directors, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.  The voting results regarding this proposal are set forth below:

Director Nominee	For	Withheld	Broker Non-Votes
Jorge L. Titinger	25,890,730	172,878	6,416,220
Michael W. Hagee	23,966,894	2,096,714	6,416,220
Charles M. Boesenberg	25,891,852	171,756	6,416,220
Gary A. Griffiths	23,968,294	2,095,314	6,416,220
Hagi Schwartz	25,891,752	171,856	6,416,220
Ronald D. Verdoorn	23,975,659	2,087,949	6,416,220
Douglas R. King	25,891,652	171,956	6,416,220

Proposal No. 2: Approval of the Company’s 2014 Omnibus Incentive Plan with an initial reserve of 2,500,000 shares

The Company's stockholders approved the Company's 2014 Omnibus Incentive Plan with an initial reserve of 2,500,000 shares.  The voting results regarding this proposal are set forth below:

For:	18,883,302
Against:	7,112,143
Abstain:	68,163
Broker Non-Votes:	6,416,220

Proposal No. 3: Approval of the Company’s Amended and Restated Employee Stock Purchase Plan with an additional 2,000,000 shares in reserve

The Company's stockholders approved the Company's Amended and Restated Employee Stock Purchase Plan with an additional 2,000,000 shares in reserve.  The voting results regarding this proposal are set forth below:

For:	25,770,454
Against:	223,368
Abstain:	69,786
Broker Non-Votes:	6,416,220

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 26, 2015.  The voting results regarding this proposal are set forth below:

For:	32,243,026
Against:	185,931
Abstain:	50,871
Broker Non-Votes:	6,416,220

Proposal No. 5: Non-Binding Advisory Vote with respect to Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement.  The voting results regarding this proposal are set forth below:

For:	23,440,795
Against:	2,538,893
Abstain:	83,920
Broker Non-Votes:	6,416,220

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: December 10, 2014	By: /s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and
Corporate Secretary